Exhibit 99.1

Vacasa, North America’s Leading Vacation Rental Management Platform, to Be Publicly Listed Through Combination with TPG Pace Solutions

●	Vacasa’s end-to-end technology platform optimizes income and care for property owners, while providing guests with a consistent, professional vacation rental experience in over 400 destinations.

●	Vacasa’s marketplace enables guests to search, discover and book stays on Vacasa.com, the Vacasa Guest App and 100+ channel partners including Airbnb, Booking.com and Vrbo.

●	With approximately $1.6 billion in projected gross bookings and over $750 million in projected 2021 revenue from five million nights sold, Vacasa’s marketplace connects guests to more than 30,000 vacation homes.

●	As a leading supply-first platform Vacasa is positioned to capitalize on the continued increase in consumer preference for vacation rentals and projects a 31% multi-year revenue growth rate.

●	The transaction implies a pro forma equity value for Vacasa of approximately $4.5 billion.

●	Vacasa is expected to receive $485 million in gross cash proceeds, including up to $285 million of gross proceeds from the cash held in TPG Pace Solutions’ trust account and including a fully committed common equity investment of $200 million anchored by top-tier mutual funds, leading institutional investors and TPG.

●	Vacasa’s existing investors, including Silver Lake, Riverwood Capital, Level Equity, Altos Ventures, Adams Street, NewSpring Capital, together with founder Eric Breon and management, expect to roll 100% of their equity and expect to retain an 88% ownership of the company following transaction close.

PORTLAND, Ore., and SAN FRANCISCO, Calif. (July 29, 2021) — Vacasa, the leading vacation rental management platform in North America, has entered into an agreement to become a publicly traded company through a business combination with TPG Pace Solutions, a special purpose acquisition company (“SPAC”). Upon closing of the transaction, the combined company is expected to be publicly traded under the ticker symbol “VCSA.” The transaction implies a pro forma equity value for Vacasa of approximately $4.5 billion and capitalizes the business with approximately $485 million in gross cash proceeds to fund the company’s future growth plans.

“Vacasa is reimagining the vacation rental experience through our end-to-end technology platform. The integration of our purpose-built technology with our local, expert service teams brings exceptional care and greater returns to our homeowners, delivers a consistent and reliable experience to our guests, and helps us offer a large supply of professionally managed homes for our distribution partners,” said Matt Roberts, CEO of Vacasa. “As more second homeowners share their homes with guests for the first time, and travelers increasingly prefer to stay at vacation rentals, we believe our partnership with TPG Pace Solutions will help accelerate our growth and the enhancement of our technology offerings for homeowners and guests.”

TPG Pace Group, the dedicated permanent capital platform for TPG, brings deep experience and a proven track record of identifying markets at inflection points and supporting companies well-positioned to leverage structural market changes. To date, TPG Pace Group has sponsored seven special purpose acquisition companies.

“Vacasa has established a strong strategic position in a large, fragmented market, providing the company with powerful tailwinds for growth,” said Karl Peterson, Non-Executive Chairman and Director of TPG Pace Solutions, and Managing Partner of TPG Pace Group. “TPG has a long history of supporting high-growth companies, including consumer internet marketplaces, and new economy travel and leisure businesses. Leveraging our extensive public market experience, we believe our partnership will further solidify Vacasa as a scaled hospitality brand in vacation rentals. We’re excited to work with Matt and the entire Vacasa team as we transition the company to the public equity marketplace.”

“The team at Vacasa has shown an ability to drive rapid growth by transforming the vacation rental experience,” said Joerg Adams, Managing Director at Silver Lake, and a member of Vacasa’s Board of Directors. “We believe the company’s differentiating investments in technology and automation will further improve efficiency and enhance the experience of both vacation homeowners and guests.”

In 2021, Vacasa estimates its gross booking value to be approximately $1.6 billion on five million nights sold. The company forecasts a revenue CAGR of 31% from 2021 to 2023, with revenue growing from $757 million in 2021 to $1.3 billion by 2023.

Upon closing of the business combination, Karl Peterson will join the Vacasa Board of Directors.

Transaction Overview

The transaction implies a pro forma equity value for Vacasa of approximately $4.5 billion.

The transaction, approved by the board of directors of TPG Pace Solutions, is expected to be completed as soon as practicable, subject to approval by the shareholders of TPG Pace Solutions, the effectiveness of a registration statement to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the transaction, and other customary closing conditions.

Advisors

J.P. Morgan Securities LLC acted as lead financial advisor to Vacasa. PJT Partners LP also acted as financial advisor to Vacasa.

Deutsche Bank Securities Inc. and TPG Capital BD, LLC acted as financial advisor to TPG Pace Solutions.

Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Goldman Sachs & Co. LLC, and TPG Capital BD, LLC, acted as capital markets advisors and PIPE placement agents to TPG Pace Solutions.

BTIG, LLC, JMP Securities LLC, Needham & Company, LLC, Oppenheimer & Co. Inc., and Northland Securities Inc. also acted as capital market advisors to TPG Pace Solutions.

Latham & Watkins LLP acted as the legal advisor to Vacasa, and Weil, Gotshal & Manges LLP acted as the legal advisor to TPG Pace Solutions.

Mayer Brown LLP acted as the legal advisor to Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Goldman Sachs & Co. LLC.

Investor Presentation

Investors may listen to the NetRoadshow regarding the proposed business combination beginning on July 29, 2021, at 8 a.m. EDT. The NetRoadshow presentation can be accessed by visiting Vacasa’s website at www.vacasa.com/investors and/or TPG Pace Solutions’ website at https://www.tpg.com/pace-solutions.

An investor presentation is available on the websites of Vacasa and TPG Pace Solutions or alternatively as an exhibit to a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission and available on the SEC website at www.sec.gov.

About Vacasa

Vacasa is the leading vacation rental management platform in North America, transforming the vacation rental experience from inefficient and inconsistent, to reliable and technology-forward. Vacasa’s integrated technology and operations helps optimize vacation home care and income for homeowners, offers guests a seamless and consistent stay, and provides distribution partners with highly valuable vacation rental supply. The Company’s marketplace enables guests to search, discover and book properties on Vacasa.com and the Vacasa Guest App, as well as 100+ channel partners, including Airbnb, Booking.com and Vrbo.

Vacasa helps homeowners drive significant incremental income on one of their most valuable assets and turn their vacation homes into high-performing vacation rentals. Guests staying in Vacasa-listed properties in over 400 destinations across North America, Belize and Costa Rica, benefit from the peace of mind that their experience will meet high standards of safety, cleanliness, comfort and support.

For more information, visit https://www.vacasa.com/press.

About TPG

TPG is a leading global alternative asset firm founded in 1992 with $96 billion of assets under management and offices in Beijing, Fort Worth, Hong Kong, London, Luxembourg, Melbourne, Mumbai, New York, San Francisco, Seoul, Singapore, and Washington D.C. TPG's investment platforms are across a wide range of asset classes, including private equity, growth equity, impact investing, real estate, secondaries, and public equity. TPG aims to build dynamic products and options for its investors while also instituting discipline and operational excellence across the investment strategy and performance of its portfolio. For more information, visit www.tpg.com or @TPG on Twitter.

About TPG Pace Group and TPG Pace Solutions

TPG Pace Group is TPG’s dedicated permanent capital platform. TPG Pace Group has a long-term, patient and highly flexible investor base, allowing it to seek compelling opportunities that will thrive in the public markets. TPG Pace Group has sponsored seven SPACs and raised more than $4.4 billion since 2015.

TPG Pace Solutions is a publicly listed (NYSE: TPGS) special purpose acquisition company, which raised approximately $285 million in order to seek an acquisition with a company in an industry that complements the experience and expertise of the TPG management team and TPG. For more information, visit https://www.tpg.com/pace-solutions.

Additional Information and Where to Find It

A full description of the terms of the proposed business combination will be provided in a registration statement on Form S-4 to be filed with the SEC by Vacasa, Inc. (“NewCo”) that will include a proxy statement for the shareholders of TPG Pace Solutions that also constitutes a prospectus of NewCo. TPG Pace Solutions urges investors, shareholders and other interested persons to read, when available, the preliminary proxy statement/prospectus as well as other documents filed with the SEC because these documents will contain important information about TPG Pace Solutions, Vacasa, NewCo and the business combination. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to shareholders of TPG Pace Solutions as of a record date to be established for voting on the proposed business combination. Shareholders will also be able to obtain a copy of the proxy statement/prospectus, without charge, by directing a request to: TPG Pace Solutions, 301 Commerce St., Suite 3300, Fort Worth, TX 76102. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in Solicitation

TPG Pace Solutions, NewCo, Vacasa and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of TPG Pace Solutions in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of TPG Pace Solutions’ executive officers and directors in the solicitation by reading TPG Pace Solutions’ initial public offering prospectus, which was filed with the SEC on April 9, 2021 and the proxy statement/prospectus and other relevant materials filed with the SEC in connection with the business combination when they become available. Other information concerning the interests of participants in the solicitation, which may, in some cases, be different than those of their shareholders generally, will be set forth in the proxy statement/prospectus relating to the business combination when it becomes available.

Forward-Looking Statements

Certain statements made in this press release are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, actual results may differ materially from TPG Pace Solutions’ or Vacasa’s expectations or projections. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement for the business combination between TPG Pace Solutions and Vacasa (the “Business Combination Agreement”); (ii) the ability of the combined company to meet listing standards following the transaction and in connection with the consummation thereof; (iii) the inability to complete the transactions contemplated by the Business Combination Agreement due to the failure to obtain approval of the shareholders of TPG or other reasons; (iv) the failure to meet the minimum cash requirements of the Business Combination Agreement due to TPG Pace Solutions shareholders redemptions and one or more defaults by the investors in the private placement, and failing to obtain replacement financing; (v) costs related to the proposed transaction; (vi) changes in applicable laws or regulations; (vii) the ability of the combined company to meet its financial and strategic goals, due to, among other things, competition, the ability of the combined company to pursue a growth strategy and manage growth profitability; (viii) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; (ix) the continuing or new effects of the COVID-19 pandemic on TPG Pace Solutions and Vacasa and their ability to consummate the transaction; and (x) other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with SEC by TPG Pace Solutions.

Additional information concerning these and other factors that may impact TPG Pace Solutions’ expectations and projections can be found in TPG Pace Solutions’ periodic filings with the SEC, and in the preliminary and definitive proxy statements to be filed by TPG with the SEC regarding the transaction when available. TPG Pace Solutions’ SEC filings are available publicly on the SEC's website at www.sec.gov.

The foregoing list of factors is not exclusive. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither TPG Pace Solutions nor Vacasa undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law.

No Offer or Solicitation

This press release does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This press release also does not constitute an oﬀer to sell or the solicitation of an oﬀer to buy securities, nor will there be any sale of securities in any state or jurisdiction in which such oﬀer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No oﬀering of securities will be made except by means of a prospectus meeting the requirements of Securities Act of 1933, as amended, or an exemption therefrom.

No Assurances

There can be no assurance that the transactions described herein will be completed, nor can there be any assurance, if such transactions are completed, that the potential benefits of combining the companies will be realized. The description of the transactions contained herein is only a summary and is qualified in its entirety by reference to the definitive agreements relating to the transactions, copies of which will be filed by TPG with the SEC as an exhibit to a Current Report on Form 8-K.

Contacts

For Vacasa:

Sarah Tatone

971-409-2061

pr@vacasa.com

For TPG / TPG Pace:

Luke Barrett and Julia Sottosanti
(415) 743-1550
media@tpg.com